This Supplement is filed pursuant to Rule 497(d) with regard to

                            Equity Investor Fund(SM)
           Concept Series -- Real Estate Income Fund Series 2 (RET002)
                               Defined Asset Funds

The text of the supplement to the Prospectus dated September 30, 1997 is as follows:

                         Supplement dated June 26, 1998
                   to Prospectus dated September 30, 1997, of
                            Equity Investor Fund(SM)
           Concept Series -- Real Estate Income Fund Series 2 (RET002)
                               Defined Asset Funds
           ___________________________________________________________

     Effective immediately, the initial sales charge for regular purchases of this Series is reduced to 2.00% (2.041% of the net amount invested), without any further reduction for quantity purchases. In addition, deferred sales charges of $1.625 per 1,000 Units ($6.50 per year) will be deducted on the 10th day of February, May, August and November. Therefore, based on the net asset value on June 24, 1998, the maximum aggregate sales charges for Units purchased at the new rate and held for the remaining life of the Fund is approximately 3.07% of the public offering price (3.167% of the net amount invested). The dealer concession is 1.30% of the public offering price, plus all of the deferred sales charges. Units purchased at this price will not be eligible for exchange at a reduced sales charge under the Exchange Option.

                                                                 15331 - 9/97